INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant    |x|

Filed by a Party other than the Registrant   | |

Check the appropriate box:

| |  Preliminary Proxy Statement

|x|  Definitive Proxy Statement

| |  Definitive Additional Materials

| |  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

| |  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e) (2))

                             The SMALLCap Fund, Inc.

                (Name of Registrant as Specified in its Charter)

                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|x|  No fee required.

                           THE SMALLCAP FUND, INC.(TM)
                                One South Street
                            Baltimore, Maryland 21202

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                   THE FATE OF YOUR FUND RESTS WITH THIS VOTE

To the Stockholders of The SMALLCap Fund, Inc.(TM):

     The Annual Meeting of Stockholders of The SMALLCap Fund, Inc.(TM), a Maryland corporation (the "Fund"), will be held on Thursday, June 19, 2003 at 2:00 p.m. at the The New York Palace Hotel, 455 Madison Avenue, New York, NY 10022 for the following purposes:

     (1) To elect two directors of the Fund, Audrey M.T. Jones and Robert Z. Kuftinec, for a term of three years and until their successors are duly elected and qualify; and

     (2) To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ITS NOMINEES, MS. JONES AND MR. KUFTINEC. A DISSIDENT STOCKHOLDER HAS INFORMED THE BOARD HE PLANS TO NOMINATE TWO INDIVIDUALS FOR ELECTION AS DIRECTORS OF THE FUND AT THE ANNUAL MEETING. BASED ON KNOWLEDGE OF WHAT THE DISSIDENT STOCKHOLDER AND HIS NOMINEES HAVE DONE TO OTHER CLOSED-END FUNDS IN THE PAST, WE STRONGLY BELIEVE THIS IS AN ORGANIZED ATTEMPT TO CONTROL THE BOARD, CHANGE THE FUND'S MANDATE AND APPOINT AN ADVISORY FIRM THAT HE CO-OWNS AS THE FUND'S ADVISER.

THE BOARD OF DIRECTORS URGES YOU TO NOT SIGN ANY PROXY CARD THE DISSIDENT STOCKHOLDER SENDS YOU.

     Stockholders of record at the close of business on March 21, 2003 will be entitled to vote at the Annual Meeting or at any adjournment or postponement thereof.

     It is important that you return your signed Proxy Card promptly, regardless of the number of shares that you own, so that a quorum may be assured, and so that the Fund may avoid the expense of additional proxy solicitation.

                                              By order of the Board of Directors
                                       Jeffrey A. Engelsman, Assistant Secretary

March 14, 2003

--------------------------------------------------------------------------------

     Please complete, date and sign the Proxy Card for the shares held by you and return the Proxy Card in the envelope provided so that your vote can be recorded and your shares will be represented at the Meeting. No postage is required if the envelope is mailed in the United States.

--------------------------------------------------------------------------------

                           The SMALLCap Fund, Inc.(TM)
                                One South Street
                            Baltimore, Maryland 21202
                                 (866) 810-3734

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------

     This is not a routine proxy statement! The fate of your Fund will be determined at the upcoming meeting!

     You should be aware that there may be a proxy contest waged for the future of The SMALLCap Fund, Inc.(TM), a Maryland corporation (the "Fund"). The proxy contest is for the election of directors at the upcoming Annual Meeting of Stockholders of the Fund to be held on June 19, 2003 (the "Meeting"). We expect that you will soon receive proxy materials from Ralph Bradshaw, a Fund Director and dissident stockholder (the "dissident"), urging you to vote for his two nominees to the Board in place of the Board's recommended candidates, Audrey M.T. Jones and Robert Z. Kuftinec. We feel strongly that you should understand what we believe the dissident's motives are behind his proxy campaign. We also think you should understand why we believe the dissident's goals are not in the best interests of the Fund so that you can make an informed voting decision at the Meeting. When you consider the facts, you will understand the significance of each and every vote and why we are urging each and every stockholder to vote his or her shares in favor of the incumbent nominees recommended by the Board.

     Why is the dissident engaging in a proxy contest over the future of your Fund?

     o We believe the dissident wants to control the Board of Directors so he can control the Fund.
     o By controlling the Board, the dissident and his nominees can change the focus of the Fund away from small cap stocks.
     o By controlling the Board, the dissident and his nominees can appoint their own advisory firm to serve as the investment adviser to the Fund.

     Why do we believe this is the dissident's Plan?

     o This is the same pattern the dissident, together with the same nominees, has followed to take control of the boards of directors of four other closed-end funds and appoint his own advisory firm as each of the four fund's adviser.
     o In each case, Ron Olin, the dissident's brother-in-law and controlling person of the dissident's former employer, has acquired a large ownership position in the fund. In our case, Mr. Olin controls approximately 32% of your Fund's outstanding shares.
     o In each case, Mr. Olin has supported the election of the dissident to the board of each fund first, and then supported the election of the dissident's nominees in subsequent elections. The dissident has nominated the same directors for election to this board as he previously did to the other fund boards of which he took control.
     o In each case, the dissident and one or more of his nominees have recommended a change to the fund's investment focus to one of general equities despite vastly different prior investment mandates and appointed the dissident's advisory firm as each fund's adviser.
     o The dissident voted against a plan last year to merge the Fund into an open-end small cap equity fund managed by the same portfolio managers which manage the Fund, and Mr. Olin refused to vote in favor of the merger plan. That merger plan would have eliminated the discount from net asset value at which Fund shares have been trading and resulted in a lower overall expense ratio for a fund with the same investment approach as your Fund.

     This Proxy Statement is furnished in connection with the solicitation by the Fund's Board of Directors. The proxies will be voted at the Meeting, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated March 14, 2003. This Proxy Statement is being first mailed to stockholders on or about March 17, 2003.

     The Fund's annual report for the year ended December 31, 2002 was mailed to stockholders on March 1, 2003. Copies of the Fund's most recent annual report are available on the web at www.thesmallcapfundinc.com or without charge upon request made in writing to Deutsche Asset Management, Inc. or by telephone at 212-336-4891.

     Shares of the Fund represented in person or by proxy will be counted for purposes of determining whether a quorum is present at the meeting. Abstentions will count towards the presence of a quorum but will have the effect of a vote `against' the election of directors. If a broker or nominee holding shares in `street name' indicates on the proxy that it does not have discretionary authority to vote as to the proposal, those shares will be considered as present for purposes of a quorum but will have the effect of votes `against' the election of any nominees for director.

     As of March 13, 2003 there were 9,903,194 issued and outstanding shares of common stock of the Fund. Stockholders will be entitled to one vote for each share held. Only stockholders of record at the close of business on March 21, 2003 will be entitled to notice of and to vote at the meeting.

                                   Proposal 1

                              ELECTION OF DIRECTORS

     Under the provisions of the Fund's Charter and Fourth Amended and Restated Bylaws, the directors are divided into three classes. Audrey M.T. Jones' and Robert Kuftinec's terms as directors will expire at the Meeting and when their successors are duly elected and qualify. Ms. Jones has served as a director of the Fund since 2000 and a portfolio manager since its inception in 1987. The directors have valued and relied upon the insights and experience that Ms. Jones has brought to the Board and the Fund over the past 16 years. The Board has nominated Ms. Jones to stand for re-election to the Board for the class of directors whose term expires at the 2006 Annual Meeting.

     Mr. Kuftinec has served as a director of the Fund since 2002. Mr. Kuftinec is also a member of the Fund Board's Corporate Governance and Nominating Committees. Mr. Kuftinec is currently a Managing Director of Overture Capital Partners, a private equity firm. His experience and knowledge concerning securities markets and small companies provide valuable insight to the Board. The Board has nominated Mr. Kuftinec to stand for re-election to the Board for the class of directors whose term expires at the 2006 Annual Meeting.

     The dissident has notified the Fund of his intention to nominate two individuals to stand for election at the Meeting to contest the re-election of Ms. Jones and Mr. Kuftinec. The dissident's nominees have served with him on the boards of four other closed-end funds. In each case, the dissident and those same nominees have voted to change the fund's investment focus to one of general equities and appoint the dissident's advisory firm as the fund's adviser. You should understand that if the dissident's nominees are elected, the dissident and his nominees will control the Board of Directors of your Fund. Once that happens, we strongly believe, based upon their prior activities at other funds, that they will move to change the Fund's mandate and appoint the dissident's advisory firm as your Fund's new adviser as they have done in each other case.

     The Nominating Committee reviewed each candidate, including the dissident's proposed nominees, and determined that each candidate would not violate the Funds' Conflicts of Interest and Corporate Opportunity Policy if elected. The Nominating Committee considered factors such as a candidate's conflict disclosure form, age, experience and knowledge of the Fund and its investment objectives in deciding that the Fund would be best served by nominating incumbent directors Ms. Jones and Mr. Kuftinec for re-election as directors of the Fund.

     The affirmative vote of the holders of a majority of the shares outstanding and entitled to vote thereon is required to elect a director. This means that the two nominees who receive over 50 percent of the shares outstanding will be elected. If no director receives the requisite number of votes necessary to elect a director, the incumbent directors will continue to serve the Fund until the next annual meeting of stockholders and until their successors are duly elected and qualify. Unless authority is withheld, it is the intention of the persons named in the proxy card to cast each vote in favor of Audrey M.T. Jones and Robert Kuftinec as directors of the class whose term expires at the 2006 Annual Meeting. Both Ms. Jones and Mr. Kuftinec have consented to being nominated and have indicated a willingness to serve if elected. The Fund's Board of Directors knows of no reason why either Audrey M.T. Jones or Robert Z. Kuftinec would be unable to serve. However, if either Audrey M.T. Jones or Robert Z. Kuftinec is unable to serve, the proxies received will be voted for any other person designated by the Board of Directors to replace either nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF MS. JONES AND MR. KUFTINEC AS DIRECTORS OF THE FUND.

     The following table presents certain information regarding the directors (including the nominees), indicating their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. Pursuant to the Fund's bylaws, directors are elected to classes with staggered three-year terms. Audrey M.T. Jones is one of the Fund's portfolio managers and is therefore an 'interested person' ("Interested Director") as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), through her position with the Fund's investment adviser, Deutsche Asset Management, Inc. (the "Adviser"), 345 Park Avenue, New York, NY 10016. All of the other directors on the Board are not interested persons of the Fund as defined in the Investment Company Act (each, a "Non-interested Director"). The Fund's administrator is also Deutsche Asset Management, Inc.

Non-Interested Directors

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Number of
                                                                                            Portfolios in
                                         Term of Office                                     Fund Complex
                        Position(s)      and Length of    Principal Occupation(s) During    Overseen        Other Directorships
Name, Address & Age     Held with Fund   Time Served      Past Five Years                   by Director(1)  Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Robert Z. Kuftinec      Director         Term expires     Managing Director, Overture              1        None
7/11/69                                  2003             Capital Partners (private equity
                                         director since   firm) (July 2001 to present);
                                         2002             Managing Director, Shields &
                                                          Company (privately-held
                                                          investment banking
                                                          firm) (July 1996 to
                                                          July 2001).

------------------------------------------------------------------------------------------------------------------------------------
Richard D. Wood         Director         Term expires     Consultant (October 1994 to              1        None
10/14/39                                 2004             present).
                                         director since
                                         1987

------------------------------------------------------------------------------------------------------------------------------------
Ralph W. Bradshaw       Director         Term expires     President, Cornerstone Advisors,         1        Cornerstone Total Return
12/4/50                                  2004             Inc. (investment advisor)                         Fund, Inc. (October 2001
                                         director since   (February 2001 to present);                       to present), Cornerstone
                                         2001             Financial Consultant (December                    Strategic Value Fund,
                                                          1992 to present); Vice                            Inc. (September 1998 to
                                                          President, Deep Discount                          present) and Progressive
                                                          Advisors, Inc. (investment                        Return Fund, Inc.
                                                          advisor) (June 1993 to December                   (October 1999 to
                                                          1999).                                            present), all closed-end
                                                                                                            funds.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Mark P. Naylor          Director         Term expires     Managing Director, Overture              1        None
9/30/69                                  2004             Capital Partners (private equity
                                         director since   firm) (July 2000 to present);
                                         2002             Principal, Stolberg, Meehan &
                                                          Scano (private equity
                                                          firm) (August 1997 to
                                                          July 2000).

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                                                                          Portfolios in
                                       Term of Office                                     Fund Complex
                      Position(s)      and Length of    Principal Occupation(s) During    Overseen        Other Directorships
Name, Address & Age   Held with Fund   Time Served      Past Five Years                   by Director(1)  Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Glenn W. Wilcox       Director         Term expires     Director, Chairman and CEO,               1       Director, Champion
12/16/31                               2005             Wilcox Travel Agency (1964 to                     Industries (office
                                       director since   present); Chairman, Tower                         supply)  (1997 to
                                       2002             Associates, Inc. (a real estate                   present), Wachovia Corp.
                                                        venture) (1988 to present).                       (banking-regional
                                                                                                          advisory) (2002 to
                                                                                                          present); Cornerstone
                                                                                                          Strategic Value Fund, Inc.
                                                                                                          (April 2000 to present),
                                                                                                          Progressive Return Fund,
                                                                                                          Inc. (April 2000 to
                                                                                                          present), and Cornerstone
                                                                                                          Total Return Fund, Inc.
                                                                                                          (October 2001 to present),
                                                                                                          all closed-end funds.

------------------------------------------------------------------------------------------------------------------------------------
Andrew A. Strauss     Director         Term expires     Attorney and senior member of            1        Director, Progressive
11/9/53                                2005             Strauss & Associates, P.A.,                       Return Fund, Inc. (April
                                       director since   Attorneys (1993 to present).                      2000 to present),
                                       2002                                                               Cornerstone Total Return
                                                                                                          Fund, Inc. (October 2001
                                                                                                          to present), Cornerstone
                                                                                                          Strategic Value Fund, Inc.
                                                                                                          (April 2000 to present),
                                                                                                          all closed-end funds.

------------------------------------------------------------------------------------------------------------------------------------

Interested Director

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                                                                          Portfolios in
                                       Term of Office                                     Fund Complex
                      Position(s)      and Length of    Principal Occupation(s) During    Overseen        Other Directorships
Name, Address & Age   Held with Fund   Time Served      Past Five Years                   by Director(1)  Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Audrey M.T. Jones     Director         Term expires     Managing Director, Director,             1        None
4/3/45                President        2003             Portfolio Manager, Deutsche
                                       director since   Asset Management  (September
                                       2000             1986 to present).
------------------------------------------------------------------------------------------------------------------------------------

(1) None of the directors oversees any other investment company managed by or affiliated with the Adviser.

Information Concerning Committees and Meetings of Directors

     The Board of Directors of the Fund met seven times during the fiscal year ended December 31, 2002 and each director attended at least 75% of the aggregate of the total number of meetings of the Board and of any Board committee of which the director was a member at the time of the meeting.

     The Board of Directors of the Fund has an Audit Committee consisting of Messrs. Wood, Bradshaw and Naylor. Mr. Naylor serves as Chairman of the Audit Committee. In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. During 2002, the Audit Committee met two times. The Audit Committee also met on February 20, 2003 to review the methods, scope and results of the audit and audit fees charged, and to review the Fund's internal accounting procedures and controls. The Audit Committee also considered the scope and amount of non-audit services provided to the Fund, its investment adviser and affiliates by the independent accountants. In addition, the Board updated the Audit Committee Charter to comply with requirements of the Sarbanes-Oxley Act.

     The Nominating Committee consists of Messrs. Wood, Bradshaw and Kuftinec. The Nominating Committee is charged with the duty of making all nominations of Non-interested Directors to the entire Fund Board. Stockholders' recommendations as to nominees which are received by the Fund are referred to the Nominating Committee for its consideration and action.

     Set forth below is the dollar range of equity securities of the Fund beneficially owned by each director as of December 31, 2002:

                                                  Aggregate Dollar Range of Equity
                                              Securities in All Registered Investment
                                              Companies Overseen or to be Overseen by
                     Dollar Range of Equity      Director in Family of Investment
Name of Director     Securities of the Fund                 Companies(1)
----------------     ----------------------   ----------------------------------------
Ralph W. Bradshaw        $10,001-$50,000                  $10,001-$50,000
Audrey M.T. Jones         Over $100,000                    Over $100,000
Robert Z. Kuftinec             $0                                $0
Mark P. Naylor                 $0                                $0
Andrew A. Strauss           $1-10,000                        $1-10,000
Glenn W. Wilcox                $0                                $0
Richard D. Wood           Over $100,000                    Over $100,000

Compensation of Directors and Officers

     The Fund pays no compensation to the Fund's officers. None of the Fund's directors, officers or nominees has engaged in any financial transactions with the Fund or the Adviser.

     The following table sets forth all compensation paid to the Fund's directors during the Fund's most recent fiscal year:

                                  Aggregate      Pension or Retirement     Total Compensation from
                                Compensation    Benefits Accrued as Part    Fund and Other Funds
Name of Director               from the Fund*      of Fund's Expenses           in Complex**
----------------               --------------   ------------------------   -----------------------
Ralph W. Bradshaw                  $16,500                 $0                      $16,500
Audrey M.T. Jones                    $0                    $0                        $0
Robert Z. Kuftinec                 $7,000                  $0                      $7,000
Mark P. Naylor                     $7,500                  $0                      $7,500
Andrew A. Strauss                  $7,000                  $0                      $7,000
Glenn W. Wilcox                    $7,000                  $0                      $7,000
Richard D. Wood                    $21,000                 $0                      $21,000

*    For the Fund's fiscal year ended December 31, 2002.
** None of the directors receives any compensation from any other investment company managed by or affiliated with the Adviser.

Audit Services and Fees

     Audit services performed by KPMG LLP for the Fund during the fiscal year ended December 31, 2002 consisted of the examination of the financial statements of the Fund, consultation on financial accounting and reporting matters and review and consultation regarding various filings with the Securities and Exchange Commission, including examination of answers to certain items in the Fund's Annual Report filed with the Securities and Exchange Commission.

     The aggregate fees billed for professional services rendered by KPMG LLP for its audit of the Fund's annual financial statements for the year ended December 31, 2002 contained in the annual report filed by the Fund amounted to $25,500.

Financial Information Systems Design and Implementation

     KPMG LLP did not provide any financial systems design or implementation services during the year.

All Other Audit Fees

     The aggregate fees billed for all services rendered by KPMG LLP to the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides services to the Fund other than the audit fees described above during the year ended December 31, 2002 amounted to $3,500, which represented tax services provided to the Fund.

Report of the Audit Committee

     In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent public accountants a formal written statement describing all relationships between the accountants and the Fund, the Advisor and affiliates that might bear on the accountants' independence consistent with Independence Standards Board Standard No. 1, `Independence Discussions with Audit Committee'. The Audit Committee discussed with the accountants any relationships that may impact their objectivity and independence and considered whether KPMG's provision of non-audit-related services was compatible with maintaining the independence of KPMG LLP. The Audit Committee also discussed and reviewed with the accountants all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, `Communications with Audit Committees', and discussed and reviewed the results of the accountants' examination of the financial results for the year ended December 31, 2002. The Audit Committee has reviewed and discussed the audited financial statements with Fund management.

     Based upon the above-mentioned review and discussions with Fund management, the Audit Committee concluded that KPMG's provision of non-audit-related services was compatible with maintaining the accountants' independence. The Audit Committee recommended to the Board that the Fund's audited financial statements be included in its Annual Report for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission. The members of the Audit Committee, Messrs. Naylor (Chairman), Wood, and Bradshaw, unanimously recommended the reappointment of the independent public accountants and the Board concurred in such approval.

By the Audit Committee of the Board of Directors:

Mark P. Naylor (Chairman)
Richard D. Wood
Ralph W. Bradshaw

Material Relationships of the Non-Interested Directors

     As of December 31, 2002, none of the Non-interested Directors, nor any of their immediate family members, owned shares of the Adviser or a principal underwriter of the Fund, nor does any such person own shares of a company controlling, controlled by or under common control with the Adviser or a principal underwriter of the Fund.

     There have been no transactions by the Fund since the beginning of the Fund's last two fiscal years in which the amount exceeds $60,000 and in which any director of the Fund or any immediate family members has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to the Fund in an amount in excess of $60,000 at any time since that date. No Non-interested Director has had, in the past five years, any direct or indirect interest, the value of which exceeds $60,000, in the Adviser, a principal underwriter of the Fund or in a person directly or indirectly controlling, controlled by or under common control with, the Adviser or principal underwriter of the Fund, any direct or indirect relationships or material interest in any transactions or in any currently proposed transaction, in which the amount involved exceeds $60,000, in which the following persons were or are a party: the Fund, an officer of the Fund, any investment company sharing the same Adviser or principal underwriter as the Fund, or any officer of such a company, any investment adviser or principal underwriter of the Fund or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with, the Adviser or principal underwriter of the Fund, or any officer of such a person.

     Within the last two fiscal years of the Fund, no officer of the Adviser or principal underwriter of the Fund, or any person directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the Fund, has served as a director of a company of which any of the Non-interested Directors or nominees of the Fund, or immediate family members of such persons, has served as an officer.

Principal Holders

     As of March 14, 2003, to the knowledge of the Fund the following stockholders owned beneficially or of record more than 5% of the outstanding shares of the Fund.

--------------------------------------------------------------------------------------------
Title of Class   Name and Address of Beneficial Owner     Amount and Nature of    Percent of
                                                          Beneficial Ownership*   Class
--------------------------------------------------------------------------------------------
Common Stock     Deep Discount Advisors, Inc.             1,851,003 shares        17.8%
                 One West Pack Square, Suite 777          Beneficial Ownership
                 Asheville, NC  28801
--------------------------------------------------------------------------------------------
Common Stock     Ron Olin Investment Management Company   1,568,131 shares        15.1%
                 One West Pack Square, Suite 777          Beneficial Ownership
                 Asheville, NC  28801
--------------------------------------------------------------------------------------------

* Based upon Schedules 13G filed with the Securities and Exchange Commission on February 13, 2003.

Executive Officers

     The following table sets forth information with respect to the executive officers of the Fund who are not directors. Each officer is elected by the Fund's Board of Directors and serves until the officer's successor is duly elected and qualify, or until the officer's resignation, removal by the Board of Directors or by death. Unless otherwise indicated, the business address of the individuals named below is One South Street, Baltimore, MD 21202.

----------------------------------------------------------------------------------------------------------------------------------
Name Position with Fund, and       Principal Occupation(s) During Past Five Years                                 Shares of Fund
Birthdate                                                                                                         Owned(1)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Richard T. Hale, Executive Vice    Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc              0
President, 7/17/45                 Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Vice President, Deutsche Asset
                                   Management, Inc. (2000 to present).  Formerly, Director, ISI Family of Funds
                                   (registered investment companies) (1992-1999).
----------------------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch, Vice President   Managing Director, Deutsche Asset Management (2002 to present) and Director,          0
and Assistant Secretary, 3/27/54   Global Funds Ltd. (2002 to present).  Formerly, Director, Deutsche Asset
                                   Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche
                                   Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States
                                   Securities and Exchange Commission (1993-1998).
----------------------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo (2),              Director, Deutsche Asset Management (April 2000 to present); Certified Public         0
Treasurer, 8/5/57                  Accountant; Certified Management Accountant.  Formerly, Vice President and
                                   Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities
                                   Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now
                                   PricewaterhouseCoopers LLP) (1993-1998).
----------------------------------------------------------------------------------------------------------------------------------
Fran Pollack-Matz                  Director, Deutsche Asset Management  (formerly BT Alex. Brown Inc.) (1998 to          0
Secretary, 5/24/61                 present); Senior Attorney, Securities and Exchange Commission (1992 to 1998)
----------------------------------------------------------------------------------------------------------------------------------

(1) Shows all shares of the Fund's common stock owned on February 13, 2003 beneficially, directly or indirectly. Such ownership includes voting and investment control. This information, not being within the knowledge of the Fund, has been furnished by each of the officers.

(2) Business Address is Two International Place, Att: Charles Rizzo, Boston, MA 02110.

                                OTHER INFORMATION

     As of the date of this Proxy Statement, the Fund's Board of Directors is not aware of any matters that are to be presented for action at the meeting other than those described above. Should other business properly be brought before the meeting, it is intended that the accompanying proxy will be voted thereon in discretion of the persons named as proxies.

     The Fund's Bylaws currently provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, notice must generally be given in writing to the Secretary of the Fund at the principal executive office of the Fund not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the mailing of the notice for the preceding year's annual meeting. Accordingly, a stockholder nomination or proposal intended to be considered at the 2004 Annual Meeting must be received by the Secretary after the close of business on November 18, 2003, and prior to the close of business on December 18, 2003. Proposals should be mailed to the Fund, to the attention of the Fund's Assistant Secretary, Jeffrey Engelsman, One South Street, Baltimore, Maryland 21202. A copy of the Bylaws may be obtained from Jeffrey Engelsman, the Fund's Assistant Secretary, by written request to the same address. In addition, if you wish to have your proposal considered for inclusion in the Fund's 2004 Proxy Statement, we must receive it on or before November 18, 2003.

     A recommendation by the Fund's Board of Directors reflects the action of a majority of the directors on the Board voting affirmatively to make such recommendation to the stockholders.

                          CORPORATE GOVERNANCE ACTIONS

     The Corporate Governance Committee recommended, and the Board adopted, a set of corporate governance proposals which are designed to address actual and apparent conflicts of interest between the directors and officers of the Fund on the one hand and the Fund on the other. These corporate governance proposals include the following:

     o A Conflicts of Interest and Corporate Opportunity Policy (the "Conflicts Policy"), which is designed generally to preclude any material conflicts or improprieties with respect to actions of any directors or officers;

     o A Bylaw provision which provides that no nominee may stand for election to the Board if that nominee would violate the Conflicts Policy if elected (or, in the case of an incumbent director, has currently violated the policy) and delegates to the Nominating Committee of the Board the power to determine whether a nominee would be in compliance with this Bylaw provision, if elected or re-elected.

     o A Bylaw provision which requires the Fund to conduct a tender offer for at least 50% of its outstanding shares at a price per share of not less than 98% of the net asset value per share if the Board approves an advisory agreement with an entity that is affiliated in certain ways with a Non-interested Director; and

     o A Bylaw provision which requires the approval of 75% of the Non-interested Directors before the Fund can engage an investment adviser that is affiliated with one of the Non-interested Directors;

                             OTHER BYLAW AMENDMENTS

     A Bylaw provision which requires the directors to be elected by a vote of the holders of a majority of the shares of common stock outstanding and entitled to vote in the election of directors was adopted by the Board.

                        PROXIES AND VOTING AT THE MEETING

     Stockholders may revoke their proxy at any time before they are exercised by written notice to the secretary, by submitting a properly executed, subsequently dated proxy of the Fund or by casting a vote in person at the meeting. Unless revoked, all valid proxies received prior to the meeting, or any adjournment or postponement thereof, will be voted at the meeting. Matters on which a choice has been provided will be voted as indicated on the proxy card, and, if no instruction is given, the persons named as proxies will vote the shares represented thereby for the election as director of Ms. Jones and Mr. Kuftinec and will use their discretion in connection with the transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

     In the event that a quorum is not present in person at the Meeting, the persons named as proxies may vote those proxies which have been received to adjourn the meeting to a later date.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the Investment Company Act, as applied to the Fund, require the Fund's Officers and Directors, Adviser, affiliates of the Adviser, and persons who beneficially own more than ten percent of the Fund's outstanding shares, to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission and the New York Stock Exchange. Such persons are required by Securities and Exchange Commission regulations to furnish the Fund with copies of all such filings. To the knowledge of the Fund, all filings required by Section 16(a) of the 1934 Act for the Fund's Directors, officers and the Adviser and its affiliates for the fiscal year ended December 31, 2002 were timely filed, except that Deborah Flickinger, an officer of the Adviser, filed a Form 3 late reporting that she does not own any shares of the Fund.

                                     GENERAL

     The Fund will pay the cost of preparing, assembling and mailing the material in connection with solicitation of proxies, and will reimburse brokers, nominees and similar record holders for their reasonable expenses incurred in connection with forwarding proxy material to beneficial holders. In addition to the solicitation by use of the mails, certain officers and employees of the Fund or outside solicitors may solicit the return of proxies personally or by telephone or telegraph. MacKenzie Partners, a third party proxy solicitation firm, has been engaged to provide solicitation services to the Fund at a cost of approximately $180,000, which estimate reflects the costs of a potential proxy contest. This cost will be shared by the Adviser and the Fund.

       IT IS IMPORTANT THAT YOU COMPLETE, SIGN, DATE AND RETURN YOUR PROXY
                                 CARD PROMPTLY.
                           The SMALLCap Fund, Inc.(TM)

                                      PROXY

                             THE SMALLCAP FUND, INC.
                   One South Street, Baltimore, Maryland 21202

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
               2:00 P.M., Eastern Time, on Thursday, June 19, 2003

The undersigned holder of common stock of the SMALLCap Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Jeffrey A. Engelsman and Daniel O. Hirsch, or either of them, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Fund, to be held at The New York Palace Hotel, 455 Madison Avenue, New York, NY 10022, on June 19, 2003, at 2:00 p.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" each of the nominees for director and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE SMALLCAP FUND, INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE RE-ELECTION OF AUDREY M.T. JONES AND ROBERT Z. KUFTINEC.

Please mark boxes in blue or black ink.

The Board of Directors recommends a vote `FOR' the re-election of Audrey M.T. Jones and Robert Z. Kuftinec.

(1) To elect as directors of the Fund for a term of three years and until their successors are duly elected and qualify:

         Audrey M.T. Jones             FOR [ ]                WITHHOLD [ ]

         Robert Z. Kuftinec            FOR [ ]                WITHHOLD [ ]

(2) To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

--------------------------------------------------------------------------------
PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPLY USING THE ENCLOSED ENVELOPE.


                                          --------------------------------------
                                          (Title or Authority)


                                          --------------------------------------
                                          (Signature)


                                          --------------------------------------
                                          (Signature)

                                          Dated:  _______________________, 2003
                                          (Joint owners should EACH sign.
                                          Please sign EXACTLY as your name(s)
                                          appears on this card. When signing
                                          as attorney, trustee, executor,
                                          administrator, guardian or corporate
                                          officer, please give your FULL title
                                          below.)

--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.